UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	September 13, 2005	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

end

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

Index

Forward Looking Statements

- "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our small balance multi-family lending platform and operation challenges inherent in implementing this strategy, fluctuations in interest rates and changes in the relative differences between short and long-term interest rates, levels of nonperforming assets and operating results, the economic impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2005 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- Primary focus is commercial real estate lending – 65% of outstanding commercial real estate loans are secured by properties in California
- Expanded national lending platform now serving a growing customer base through twenty four lending offices located in the Western United States, the Southeast, the Mid-Atlantic states, the Ohio Valley, the metro-New York area, and New England
- Deposits totaled $1.7 billion at quarter-end, serviced through seven retail branch locations in California and Nevada offering a full compliment of commercial and consumer banking products and services
- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003

Corporate Overview

- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to $2.8 billion at June 30, 2005
- ICB rated CMBS primary servicer of “CPS3 Small Loans” by Fitch Ratings effective May 26, 2004
- Became a Fannie-Mae approved “M-Flex” lender in February 2005. ICB will originate and service small, fixed rate multifamily loans for Fannie Mae under this program.

Financial Highlights

- 9 consecutive years of record annual earnings
- Loan production totaling $6.3 billion with 41bps of losses since IPO
- Consistent operating efficiencies averaging 40.12% of net revenues and 2.02% of assets since becoming a public company
- Realized approximately $30 million of pretax income through a strategic alliance with Household International during 2003 and 2004 in conjunction with their Tax Refund Lending and Private Label revolving credit units.

Financial Highlights

- Value oriented acquirer
  - Acquired the ICCMAC Trust in 2000 for 1.02 times book value, adding approximately $250 million of assets.
  - Acquired the Asahi Bank of California in 2002 for 1.2 times book value, adding approximately $50 million of assets.
  - Acquired The Lewis Horwitz Organization in 2002 for 1.01 times book value, adding approximately $100 million of assets.
- Issued $86.3 million of insured asset-backed notes with AAA and Aaa rating in connection with the securitization of non-conforming residential loan portfolio in 2002

Financial Highlights

- During the period from January 2000 to June 2005, ITLA's shares have increased approximately 329% while the NASDAQ Composite has fallen by approximately 49%.
- Retired 37% of outstanding common stock and returned approximately $80.9 million of capital to shareholders through Common Stock Repurchase Program
- Raised additional capital through the issuance of $86.6 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Net Income

Operating Performance



Dollars in Millions
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$30.6
$11.5
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Growth in EPS	$1.36	$1.57	$1.89	$2.21	$2.51	$2.72	$3.16	$4.55	$4.75	$1.90

Return on Average Equity

Operating Performance



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
15.44%
11.86%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Return on Average Assets

Operating Performance


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1.47%
0.96%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Asset Growth – Total Assets

Operating Performance

2005 Asset Growth of $520 Million is Equivalent to Total Company Assets at IPO

All Asset Growth Achieved Organically with Only $3.1 Million of Goodwill



Dollars in Millions
$3,200
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$2,320
$2,840
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Associate Count: 158 141 165 151 114 124 133 178 230 249 236

Book Value

Operating Performance



Dollars in Millions
$200
$160
$120
$80
$40
$0
$39
$89
$99
$106
$124
$134
$138
$157
$187
$195
$198
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Summary of Annual Loan Production

Lending Operations

Total Cumulative Production of $6.3 Billion

Total Cumulative Losses of 41 Basis Points



Dollars in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$1,017
$878
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Loan Portfolio

Lending Operations


Dollars in Millions
(Excludes Loans held for Sale)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$448
$662
$814
$891
$971
$1,285
$1,311
$1,471
$1,539
$1,829
$2,398
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Composition of Loan Portfolio

Lending Operations

Dollars in Millions | June 30, 2005 | $2,398 million

Type	Amount	
REAL ESTATE LOANS		
Apartments – CRE	$823	
Apartments – Express	539	
Construction	243	
Office	141	
Retail	97	
Hotel	69	
Special Purpose – Comm'l	70	
Mixed Use	47	
Mobile Home Park	44	
Assisted Living Facility	28	
Warehouse	25	
Special Purpose - Other	16	
Land	1	
		2,143
COMMERCIAL LOANS		
Franchise	136	
Film Finance	86	
Unsecured	33	
		255
Grand Total		$2,398




2003 ACADEMY AWARD® WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER
BASED ON A TRUE STORY





Real Estate Lending Products

Lending Operations

- Structured Finance
  - Maximum 75% LTV, Minimum 1.20% DCR LIBOR or Prime Floaters
  - Structured Underwriting to Accommodate "Non-conforming" Loans
  - Holdbacks, Earnouts, Construction

- Express Multifamily
  - Maximum 80% LTV, Minimum 1.20 DCR LIBOR Floaters, 3/1 Hybrid, 5/1 Hybrid, Fixed Term
  - Efficient Underwriting Process with Goal of 30-Day Closing

Imperial Capital Bank Offices

Lending Operations

Loan Production Offices by Region


◆Western ◆ Central ◆Eastern

Area Breakdown
As of 6/30/2005

- Loan Production Offices
- Regional Offices
- Pending Offices

LPO & Branch Locations

Beverly Hills, CA
Costa Mesa, CA
Encino, CA
Glendale, CA
La Jolla, CA
Sacramento, CA
San Diego, CA
San Francisco, CA
Santa Monica, CA
Walnut Creek, CA
Woodland Hills, CA
Tempe, AZ
Draper, UT
Denver, CO
Overland Park, KS
Austin, TX
Houston, TX
Dallas/Ft. Worth, TX
Akron, OH
Youngstown, OH
Columbia, MD
Boynton Beach, FL
Treasure Island, FL
Atlanta, GA
Memphis, TN
Branford, CT
Fairfield, CT
Red Bank, NJ
New York, NY
Philadelphia, PA
Boston, MA

Collateral – Real Estate Loans

Lending Operations

June 2005 $2,143 Million

Northern California

$492 / 23%



California

$1,385 / 65%

Southern California

$893 / 42%



Non-California

$758 / 35%

Net Interest Spread Summary

Lending Operations


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.10%
3.56%
3.39%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

ITLA Capital Corporation Yield and Spread Summary

Lending Operations

For the Period 12/02 – 6/05



RAL Season
RAL Season
8.00%
4.74%
5.61%
6.82%
6.85%
5.27%
5.83%
6.04%
6.17%
6.60%
4.93%
2.02%
2.97%
3.98%
4.10%
2.71%
3.31%
3.52%
3.56%
3.39%
3.07%
2.72%
2.64%
2.84%
2.75%
2.56%
2.52%
2.52%
2.61%
3.21%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
6/30/05
Avg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

Charge Off Experience

Loan Loss Summary


Charge-Offs as a Percent of Average Loans
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.27%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
0.16%
0.03%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)

Non-Performing Assets to Total Assets

Loan Loss Summary

Non-Performing Assets as a Percent of Total Assets


2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.08%
1.46%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
0.63%
0.48%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Branch Network

Deposit Services



Carson City
NV
San Francisco
CA
Glendale
Encino
Beverly Hills
Costa Mesa
San Diego

Branch Locations in Major California Cities with Favorable Demographics

Money Desk	$435	
Beverly Hills	215	
San Francisco	210	
Encino	202	
Costa Mesa	193	
Glendale	139	
San Diego	136	
Internet	125	
Carson City	61	
	$1,716	Million

Building Transaction Accounts 2 Years After Conversion From Industrial Bank

CDs	$1,417	Million
Money Market	134	
Savings and IRA	106	
Checking	59	
	$1,716	Million

E-Banking Products and Services

Deposit Services

Fully Interactive E-Banking for Businesses

www.icbizbanker.com

<u>Business Banking</u>

- Balance and Transaction Reporting
- Check Services (Images, Photocopy Requests, Reorder, Stops)
- Account Reconciliation
- Online Inquiries and Research Requests
- VISA® Card Programs
- Merchant Card Services


Account Summary - Microsoft Internet Explorer
File Edit View Favorites Tools Help
Back Search Favorites
Address
ADMINISTRATION
BALANCE REPORTING
ONLINE SERVICES
EMAIL
HELP
IMPERIAL CAPITAL BANK
Account Summary
Information valid as of Wednesday, March 02, 2005 at 04:34 PM PST
Liquidity Summary
Description Type
[redacted] Number
Current Balance
Ledger Balance
Available Balance
Collected Balance
More Info
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
0.00 0.00 100,439.74 0.00
BASIC BUSINESS CHECKING
BASIC BUSINESS CHECKING
[redacted]
100,439.74 100,439.74 100,439.74 100,439.74
Totals: 100,439.74 100,439.74 100,439.74

E-Banking Products and Services

Deposit Services

Fully Interactive E-Banking for Consumers


IMPERIAL CAPITAL BANK
FDIC
Where financial opportunities begin.
Great Rates on Certificates of Deposit
Today's Rates
Personal Banking
Business Banking
Lending Services / Products

www.imperialcapitalbank.com

Personal Banking

- Activity Reporting
- Download Capabilities
- Check Services (Images, Reorder, Stops)
- New Accounts
- Online Inquiries
- VISA® Card Programs
- Residential Loans (CA Only)
- Imperial Capital Cash Line of Credit

Assets and Revenue Per Associate

Operating Efficiency

Dollars in Millions



Average Assets per Associate
Revenue per Associate
ITLA
Average of FDIC-Insured Comm'l Banks with Assets Between $1-3 Billion
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$9.76
$4.47
6/30/05
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.32
$0.14
6/30/05 (6 MOS)

Efficiency Ratio Comparison

Operating Efficiency



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005 (6 MOS)
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
56.40%
55.62%
53.14%
45.10%
36.20%
41.96%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
42.87%
50.27%
ITLA Capital Corporation
All Thrifts through 12/31/02,CA Banks $500 Million - $5 Billion effective 1/1/03

Source: SNL Financial

Excess Capital Summary

Regulatory Capital


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,385
$62,325
$113,576
$83,533
$99,485
$63,102
$76,867
$30,337
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

History of Stock Repurchases

Stock Performance

ITLA has repurchased 3.1 million shares returning $81.2 million of capital to Shareholders, effectively retiring substantially all of the Company's paid-in-capital.



Dollars in Millions
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
152,500
539,000
68,000
504,019
809,700
93,600
24,082
678,601
266,698
1997
1998
1999
2000
2001
2002
2003
2004
2005

Total Capital Returned to Shareholders	$2.3	$8.2	$.5	$7.7	$14.8	$2.3	$1.1	$30.3	$14.0

66 Months: Jan 2000 – Jun 2005

Stock Performance

ITLA – Stock Price Performance 2000 – 2005


400 %
350 %
300 %
250 %
200 %
150 %
100 %
50 %
0 %
-50 %
-100 %
$19.13
$20.39
$33.23
$50.10
$58.79
$53.90
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
6/30/05

P:E Ratio Comparison

Stock Performance



20.0
16.0
12.0
8.0
4.0
0.0
2001
2002
2003
2004
2005
7.7
10.6
11.0
12.4
14.2
11.8
13.4
16.9
19.2
18.4
12.9
13.4
16.4
17.7
16.6
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Strategic Overview

- National Lending Platform Expansion
  - Structured Commercial Real Estate Lending
  - Small Balance Multi-family Lending
  - FNMA M-Flex Program
  - Fitch Rating of ICB Loan Service Operations
  - Investment in technology to drive customer service and operating efficiency
- Banking Products and Services
  - Demand Account Generation
  - Technology Driven Products and Services
- Cross Selling Opportunities
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- Strategic Acquisitions